SECURITIES AND EXCHANGE COMMISSION


                             Washington, DC 20549



                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): September 16, 1996

                         Peoples Financial Corporation
                     -------------------------------------
            (Exact name of registrant as specified in its charter)



          Ohio                  1-12103                   34-1822228
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(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)




                  211 Lincoln Way East, Massillon Ohio 44646
                  ------------------------------------------
                   (Address of principal executive offices)


Registrant's telephone number, including area code: 330-832-7441.



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                                   FORM 8-K
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Item 1.  Changes in Control of Registrant.

         Not applicable.

Item 2.  Acquisition or Disposition of Assets.

         Not applicable.

Item 3.  Bankruptcy or Receivership.

         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

     On September 16, 1996, Peoples Financial Corporation (the "Corporation"), with the approval of the Board of Directors, decided to change the Corporation's independent public auditors from Hall, Kistler & Company P.L.L. to Grant Thornton LLP. Hall, Kistler & Company P.L.L. served as the Corporation's independent certified public accountants from 1968 through the fiscal year ended September 30, 1995. The Board of Directors' decision to engage Grant Thornton LLP is based on that firm's commitment toward serving mid-sized community-based financial institutions. Hall, Kistler & Company P.L.L.'s reports on the consolidated financial statements of the Corporation for the past two years did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the last two fiscal years of the Corporation and Peoples Federal Savings and Loan Association of Massillon, the Corporation's subsidiary ("Peoples"), and the interim period through September 16, 1996, there have not been any disagreements between the Corporation or Peoples and Hall, Kistler & Company P.L.L. on any matter of accounting principles or practices, consolidated financial statement disclosure or audit scope or procedure.

     Grant Thornton LLP has been engaged as the Corporation's independent certified public accountants effective September 16, 1996. While Grant Thornton has been previously engaged with respect to certain tax matters, the Corporation has not requested or obtained any advice from Grant Thornton LLP concerning any material accounting, auditing or financial reporting issue regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Corporation's consolidated financial statements.

Item 5.  Other Events.

         Not applicable.



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Item 6.  Resignations of Registrant's Directors.

         Not applicable.

Item 7.  Financial Statements and Exhibits.

         Exhibit 16.  Letter from Hall, Kistler & Company P.L.L.

Item 8.  Change in Fiscal Year.

         Not applicable.





                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



Date: September 20, 1996              PEOPLES FINANCIAL CORPORATION




                                  By: /s/ Paul von Gunten
                                      ---------------------------------------
                                      Paul von Gunten
                                      President and Chief Executive Officer